STATE STREET INSTITUTIONAL INVESTMENT TRUST

Supplement Dated February 24, 2012

to the

Prospectus Dated April 30, 2011

and to the

Statement of Additional Information Dated April 30, 2011, as supplemented

State Street Institutional Short-Term Tax Exempt Bond Fund

The Board of Trustees of the State Street Institutional Investment Trust has approved the termination of the State Street Institutional Short-Term Tax Exempt Bond Fund (the “Fund”). The Fund is expected to terminate on or around March 23, 2012. Accordingly, the Fund intends to liquidate its investments in an orderly fashion. The Fund may not be able to achieve its investment objective during such time. The Fund is no longer accepting orders to purchase.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE